® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity April 2024 C A R T E S I A N T H E R A P E U T I C S Exhibit 99.1

Forward-Looking Statements Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the Company’s expected cash resources and cash runway, the Company’s estimated cash on hand, conversion of the Company’s remaining Series A Non-Voting Convertible Preferred Stock, the Company’s in-house manufacturing capabilities, the potential of RNA Armory® to enable precision control and optimization of engineered cells for diverse cell therapies leveraging multiple modalities, the potential of Descartes-08, Descartes-15, Descartes-33 and the Company’s other product candidates to treat myasthenia gravis, systemic lupus erythematosus, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the ability of the Company to consummate any expected agreements and licenses and to realize the anticipated benefits thereof, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s ability to enter into and maintain its strategic partnerships, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s RNA Armory® technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. 2

3 Clinical-stage company pioneering mRNA cell therapies designed to expand the reach of cell therapy to autoimmunity • Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion • Descartes-08: Potential first-in-class mRNA CAR T-cell (CAR-T) demonstrated deep and durable clinical responses in Phase 2a study in patients with myasthenia gravis (MG) • Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner MULTIPLE ANTICIPATED NEAR-TERM CATALYSTS $118.3M as of end of 2023; expected to fund currently planned operations into 2H26 Expected to provide for continued clinical development of Descartes-08 in MG through Phase 3 and multiple additional clinical programs PRO FORMA CASH RESOURCES* • Phase 2b topline data in MG expected mid-2024 • Initiation of Phase 2 study in SLE expected in 1H 2024 • Initiation of studies in additional autoimmune indications expected in 2H 2024 DESCARTES-08 • Next-generation mRNA CAR-T candidate • IND cleared, with first-in-human Phase 1 planning activities underway DESCARTES-15 *Reflects the receipt of $40M through two delayed settlement payments previously announced as part of the November 2023 financing, which occurred in January 2024 and February 2024 CAR, Chimeric antigen receptor SLE, Systemic Lupus Erythematosus

Experienced management team to lead the mRNA cell therapy company of the future Matthew Bartholomae General Counsel Metin Kurtoglu, MD, PhD CTO Milos Miljkovic, MD CMO Blaine Davis CFO Chris Jewell, PhD CSO Carsten Brunn, PhD President and CEO MANAGEMENT Emily English, PhD VP, Quality 4 BOARD MEMBERS Patrick Zenner Director Nishan De Silva, MD Director Timothy Springer, PhD Director Timothy Barabe Director Michael Singer, MD, PhD Director Carrie S. Cox Chairman Murat Kalayoglu, MD, PhD Director

Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address potential autoimmune indications 5 Requires Lymphodepleting Chemotherapy Associated with high rates of toxicity, including cytokine release syndrome Conventional DNA Cell Therapy Permanent Cell Modification Associated with insertional mutagenesis leading to potential secondary malignancies Uncontrollable PK/PD Effector function of cell therapy engineered with DNA amplifies exponentially with cell replication Administered at Subtherapeutic Levels Cells proliferate rapidly beyond therapeutic window Requires Inpatient Administration High patient burden resulting in higher indirect costs Subtherapeutic Therapeutic window Toxicity Time mRNA Cell Therapy No Lymphodepleting Chemotherapy Required No requirement for cell proliferation no expected need for pre-treatment chemotherapy no Grade 3-4 cytopenias Transient Cell Modification Does not carry risk of genomic integration Controllable PK/PD mRNA does not replicate predictable half-life with more controllable PK/PD defined by the dose Delivered at Therapeutic Levels Expectation for cells to be administered at therapeutic, but sub-toxic doses Administered Outpatient Reduced patient burden and lower indirect cost Toxicity 6 Doses Therapeutic window Subtherapeutic Time ® THERAPEUTICS

Wholly-owned pipeline targets autoimmune disease SLE, Systemic Lupus Erythematosus * Phase 1 dose escalation study in myeloma underway mRNA MSC, Mesenchymal Stem Cells transfected with mRNA LN, Lymph node Asset Indications Discovery/Preclinical Phase 1 Phase 2 Pivotal Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis SLE, other Autoimmune Diseases Descartes-15 Autologous mRNA CAR-T Autoimmune Diseases* Descartes-33 Allogeneic mRNA MSC Autoimmune Diseases In situ LN transfection Undisclosed 6

® THERAPEUTICS 7 Descartes-08 is believed to be the first mRNA CAR-T in clinical development for autoimmune disease Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Typical lot processed for infusion within ~3 weeks Positive Phase 2a data in myasthenia gravis underscores potential for deep and durable responses Granted U.S. FDA orphan designation for generalized myasthenia gravis

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases 8 Several autoimmune disease segments involve pathogenic contributions from both PCs/plasmablasts and pDCs, including rheumatology, nephrology, neurology, and others Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform PLASMA CELLS (PCs) AND PLASMABLASTS • PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells • These cells are entirely responsible for secreting pathogenic autoantibodies • During autoimmunity, autoantibodies attack host tissue and drive inflammation PLASMACYTOID DENDRITIC CELLS (pDCs) • pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells • These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases • pDCs are increased in patients with autoimmunity (e.g., SLE) and interfere with optimal treatment • Descartes-08 is designed to target BCMA, a surface antigen expressed on plasma cells/plasmablasts and plasmacytoid dendritic cells BCMA, B cell maturation antigen

® THERAPEUTICS Initial indication for Descartes-08: Myasthenia gravis • Affects over 120,000 patients in US and EU • Characterized by debilitating weakness: limbs, respiratory, ocular, facial muscles • Standard of care includes chronic use of immunosuppressants, which are often toxic: • Progressive disease that is fatal in 1/3 of patients without immunosuppressants • Newer agents include complement inhibitors and anti-FcRn mAbs, which must be administered chronically to maintain responses • Pathogenesis is similar across many autoimmune diseases; involves attack on self by both T cells and B/plasma cells 9

Phase 2 study of Descartes-08 in MG (NCT04146051) All doses observed to be safe and well-tolerated 10 Patient eligibility • MG-ADL > 6 • MGFA Class II-IV • Stable medication dosing > 8 wks prior to infusion • 4-week washout for biologics • IVIg and plasma exchange not allowed after starting Descartes-08 Patients on immunosuppression or complement inhibitors expected to be able to continue their treatment while receiving Descartes-08 Cell manufacturing platform tolerates most standard immunosuppressive therapies Part 1 Identify safe dose (n = 3) Complete Part 2 Determine optimal dosing schedule (n = 11) Complete1 Part 3 Phase 2b comparing Descartes-08 to placebo (n = 30) Enrolling 1 Continues to enroll patients with MuSK MG and subjects who are otherwise not eligible for Part 3 MG-ADL, Myasthenia Gravis Activities of Daily Living scale MGFA, Myasthenia Gravis Foundation of America Six weekly infusions led to observed deep, durable responses Placebo-controlled trial for engineered adoptive cell therapy

® THERAPEUTICS Phase 1/2a study population comprises patients with significant disease • Baseline MG-ADL mean score of 10 • 79% were MGFA Class III-IV at screening • All patients presented with disease that was not controlled with standard of care therapies Volume 22, Issue 7, July 2023, Pages 578-590 11 Mean age, years (SD) 52 (18) Female 10 (71%) Male 4 (29%) Mean weight, kg (SD) 84 (21) Mean BMI, kg/m2 (SD) 31.6 (8.1) Race and ethnicity White, non-Hispanic 11 (79%) White, Hispanic 1 (7%) Asian 2 (14%) MGFA class at screening II 3 (21%) III 10 (71%) IV 1 (7%) Median age of disease onset, years (range) 40 (14-79) Median duration of disease, years (range) 14 (3-27) Myasthenia gravis antibody status Anti-AChR antibody 11 (79%) Anti-MuSK antibody 2 (14%) Seronegative (for AChR, MuSK, and LRP4 antibodies) 1 (7%) Mean baseline scores (SD) QMG 15.3 (4.1) MG-ADL 10.0 (3.2) MGC 21.9 (5.7) MG-QoL-15r 19.9 (5.8) Previous myasthenia gravis therapies (standard of care) Pyridostigmine 14 (100%) Prednisone 14 (100%) Other immunosuppressants 14 (100%) Eculizumab 2 (14%) Rituximab 2 (14%) Previous intravenous immunoglobin 12 (86%) Previous plasma exchange 8 (57%) Diagnosis of thymoma 0 Previous thymectomy 6 (43%) Previous myasthenia gravis crisis requiring intubation 4 (29%) Myasthenia gravis ongoing therapy Pyridostigmine 11 (79%) Prednisone 10 (71%) Azathioprine 1 (7%) Mycophenolate mofetil 1 (7%)

® THERAPEUTICS Descartes-08 was observed to be safe and well-tolerated in MG KEY OBSERVATIONS: • No dose-limiting toxicities • No cytokine release syndrome • No neurotoxicity • No pre-treatment chemotherapy and related cytopenias • Outpatient treatment Volume 22, Issue 7, July 2023, Pages 578-590 12 Grade* Part 1 (n=3) Part 2: all groups (n=11) Part 2: group 1 (n=3) Part 2: group 2 (n=7) Part 2: group 3 (n=1) Hand numbness 2 1 (33%) 0 0 0 0 Headache 1 1 (33%) 5 (45%) 1 (33%) 3 (43%) 1 (100%) Muscle soreness 1 1 (33%) 1 (9%) 0 1 (14%) 0 Nausea 1 1 (33%) 4 (36%) 2 (67%) 2 (29%) 0 Rash 3 0 1 (9%) 1 (33%) 0 0 Itchy throat 1 0 2 (18%) 0 1 (14%) 1 (100%) Vomiting 1 0 3 (27%) 2 (67%) 1 (14%) 0 Weakness 1 0 2 (18%) 2 (67%) 0 0 Line infiltration 1 0 1 (9%) 1 (33%) 0 0 Fever 1 0 4 (36%) 1 (33%) 3 (43%) 0 Shortness of breath1 1 0 2 (18%) 1 (33%) 1 (14%) 0 Chills 1 0 2 (18%) 1 (33%) 1 (14%) 0 Diarrhoea 1 0 1 (9%) 1 (33%) 1 (14%) 0 Gum inflammation 1 0 1 (9%) 0 1 (14%) 0 Teeth sensitivity 1 0 1 (9%) 0 1 (14%) 0 Night sweats 1 0 1 (9%) 0 1 (14%) 0 Restless leg 1 0 1 (9%) 0 1 (14%) 0 Light-headedness 1 0 1 (9%) 0 1 (14%) 0 *There were no adverse events of grade 3 or higher reported in part 1, and no grade 2 or grade 4 events reported in part 2, where grade 1 is mild, grade 2 is moderate, grade 3 is severe, and grade 4 is life- threatening. 1Not associated with hypoxia

® THERAPEUTICS Descartes-08 observed to induce deep and durable clinical improvement in MG • Notable magnitude and duration of response across all 4 standard MG severity scales • Responses appear to deepen after completing treatment at Week 6 • Positive twelve-month follow-up data from Phase 2a study reinforce prior findings published in Lancet Neurology 13 Manuscript submitted for peer review; pre-print available at medRxiv.org Efficacy dataset includes all MG patients completing the 6-dose once-weekly regimen (n=7). Data are mean score improvement (point) and standard error (light blue shading). Note that QOL scale does not have an agreed-upon threshold for clinically meaningful disease improvement; MG-ADL, MGC and QMG scales are validated, quantitated, standardized instruments of disease severity and have been acceptable endpoints for registration studies.

® THERAPEUTICS 14 Descartes-08: Durable depletion of autoantibodies consistent with observed clinical responses and MoA • All three participants with detectable AChR antibody levels at baseline experienced autoantibody reductions by Month 6 • Reductions deepened further by Month 9, and were maintained at Month 12 Manuscript submitted for peer review; pre-print available at medRxiv.org Anti-acetylcholine receptor, AChR MoA, Mechanism of action

® THERAPEUTICS 15 Descartes-08 retreatment led to a rapid decrease in MG-specific clinical scores • Retreated patients experienced rapid improvement in clinical scores and minimal symptom expression Manuscript submitted for peer review; pre-print available at medRxiv.org

Informed Consent/Screening (Days -61 to -12) Screening (Days -60 to -11) Leukapheresis & Cell Processing (Days -59 to -10) Descartes-08 (Day 1, 8, 15, 22, 29, 36) Placebo (Day 1, 8, 15, 22, 29, 36) Follow up visits Day 57 (± 7 days) Day 85* (± 7 days) Day 113 (± 7 days) Month 6 (± 2 weeks) Month 9 (± 2 weeks) Month 12 (± 2 weeks) Descartes-08 (Crossover Day 1, 8, 15, 22, 29, 36) Follow up visits Crossover Day 57 (± 7 days) Crossover Day 85* (± 7 days) Crossover Day 113 (± 7 days) Crossover Month 6 (± 2 weeks) Crossover Month 9 (± 2 weeks) Crossover Month 12 (± 2 weeks) Phase 2b randomized, placebo-controlled, double-masked study of Descartes-08 in MG Enrollment underway, with top-line results expected in mid-2024 Plan to treat ~30 patients PRIMARY ENDPOINT • Proportion of MG Composite responders ( -point reduction) at Day 85 SECONDARY OBJECTIVES • Safety and tolerability • Quantify clinical effect of Descartes-08 over 1 year • QMG, MG QoL 15R, MG ADL, and MG PIS (change from baseline to Day 85) • Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Day 85) in patients who cross over from placebo to Descartes-08 16 Randomization MG QMG, Quantitative MG Scores MG QOL15R, MG Quality of Life 15-revised MG ADL, MG Activities of Daily Living MG PIS, MG Post-intervention Status

Exploring potential of Descartes-08 in Systemic Lupus Erythematosus (SLE) 17 • Open-label study in up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement • Designed to assess safety, tolerability, and manufacturing feasibility of Descartes-08 in patients with SLE • Secondary objectives include standard measures of clinical activity in SLE: • Systemic Lupus Erythematosus Disease Activity Index 2000 (SLEDAI-2K) • Physician Global Assessment (PGA) • Systemic Lupus Erythematosus Responder Index (SRI) • British Isles Lupus Assessment Group (BILAG)–based Composite Lupus Assessment (BICLA) Screening (Days -60 to -15) Leukapheresis & Cell Processing (Days -59 to -14) 2 - 3 Weeks Descartes-08 (Day 1, 8, 15, 22, 29, 36) Safety/Response Assessment (Day 50) Follow up visits (Months 3, 6, 9, 12) IND CLEARED PHASE 2 STUDY ON TRACK FOR 1H 2024

Exploring additional applications for Descartes-08 in autoantibody- associated autoimmune diseases (AAAD) NEXT STEPS • Safety and tolerability • Quantify clinical effect of Descartes-08 over 1 year • QMG, MG QoL 15R, MG Composite, and MG PIS (change from baseline to Day 85) • Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Day 85) in patients who cross over from placebo to Descartes-08 18 61-year-old man with DPPX antibody-positive AIR, colitis, encephalitis refractory to prednisone, rituximab, bortezomib, IVIg; positive for 5/5 disease-associated autoantibodies pre-treatment Post-treatment: experienced a clinically-significant, 2-line improvement in visual acuity; 3 of 5 autoantibodies became undetectable Potential significant Descartes-08-associated improvement observed in a patient with autoimmune retinitis (AIR) Test Pre-treatment Month 2 Month 4 Month 6 Visual acuity 20/60 20/40 20/40 20/40 Carbonic anhydrase II Ab + - - NP* Tubulin Ab + - - NP* PKM2 Ab + - - NP* Aldolase Ab + + + NP* Enolase Ab + + + NP* *NP – not performed • Clinical data suggest that Descartes-08 could lead to clinical benefit along with disappearance of disease-associated autoantibodies, suggesting potential in additional autoimmune indications DPPX, Dipeptidyl-peptidase–like protein 6 IVIg, Intravenous immunoglobulin

RNA Armory® example: Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies Potent killing (single target exposure) Persistent killing (multiple exposures) (1:2) (1:8) (1:32) 0 50 100 DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control (1:2) (1:8) (1:32) 0 50 100 DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features: • Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR • Clinical strategy expected to leverage safety and clinical activity data from Descartes-08 Day 0 Day 1 Day 2 Day 5 Day 7 Day 9 0 1000 2000 3000 DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Superior CAR expression 0 2×108 4×108 6×108 8×108 Day 21 Control Descartes-15 0 1×107 2×107 3×107 Day 11 Day 21Day 11Efficient killing of BCMA+ target cells1 Day 11 1 MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15 19

® THERAPEUTICS 20 In-house manufacturing enhances control of product quality, production schedules and costs cGMP Cell Manufacturing ISO14644 certified aseptic facility with dedicated QMS cGMP mRNA Synthesis Clinical grade mRNA production Quality Control Internal assay validation and lot release MSC Cell Banking Part 1271, FDA- reviewed huMSC collection & banking Process Development Processes optimized through >200 cGMP runs

Wholly-owned, in-house manufacturing: 20,000 sq ft state-of-the-art cGMP facility Ownership of quality control and production timelines Flexibility to quickly adapt to changes in processes or needs Cost efficiency Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth cGMP, current good manufacturing practice Facility located in Frederick, MD

Platform offers potential development opportunities via three modalities: autologous, allogeneic and in situ 22 Autologous mRNA CAR-T • Descartes-08 • Descartes-15: next generation anti- BCMA mRNA CAR-T with >10x potency observed in clinical studies Allogeneic mRNA MSC • Descartes-33 rLN: In situ lymph node transfection • Undisclosed program

Maturing pipeline offers potential for multiple catalysts 23 Descartes-08 in MG Descartes-08 in SLE Descartes-08 Addit ional Indicat ions Descartes-15 Expect to report Phase 2b data mid-2024 Plan to initiate Phase 2 in 1H 2024 Plan to initiate basket studies in additional autoimmune indications in 2H 2024 IND cleared, with first-in-human Phase 1 planning activities underway Funding expected to support development of Descartes-08 through Phase 3 and advance additional programs

® THERAPEUTICS Strong Financial Position Expected to Support Pipeline Through Key Milestones <50 employees Based in Gaithersburg, MD Anticipated cash runway into 2H 2026 17.8M basic 26.6M fully diluted** Shares outstanding as of 4/8/24 $118.3M Pro forma cash as of 12/31/23* *Reflects the receipt of $40M through two delayed settlement payments previously announced as part of the November 2023 financing, which occurred in January 2024 and February 2024 **Fully diluted shares include approximately 166.3 thousand shares of Series A Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into approximately 5.5 million shares of common stock, as well as outstanding options, RSUs and warrants.

® THERAPEUTICS P I O N E E R I N G m R N A C E L L T H E R A P I E S Pipeline designed to expand the reach of cell therapy to autoimmunity M A T U R I N G P I P E L I N E W I T H E X P E C T E D N E A R - T E R M C A T A L Y S T S Validated lead program, Descartes-08, with Phase 2b data expected mid-year C A S H R E S O U R C E S E X P E C T E D T O F U N D O P E R A T I O N S I N T O 2 H 2 0 2 6 Expected to support Descartes-08 through Phase 3 and advance additional programs E X P E R I E N C E D L E A D E R S H I P T E A M ® THERAPEUTICS Focused on disciplined investment and creating value for stockholders and patients

® THERAPEUTICS Pioneering mRNA Cell Therapy for Autoimmunity C A R T E S I A N T H E R A P E U T I C S